UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2006

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 23, 2006, the Registrant issued a press release announcing that Jacobs President Craig Martin has been promoted to the additional position of Chief Executive Officer effective April 3, 2006. Jacobs current Chairman and CEO, Noel Watson, will continue to serve the company as executive Chairman. The information required by this Item 5.02 with respect to Mr. Martin’s background and business experience is set forth in the company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on December 27, 2005, and is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is filed as part of this Current Report:

99.1	Press Release dated February 23, 2006, announcing that Jacobs President Craig Martin has been promoted to the additional position of Chief Executive Officer effective April 3, 2006, and that Jacobs current Chairman and CEO, Noel Watson, will continue as executive Chairman of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.
Name:	John W. Prosser, Jr.
Title:	Executive Vice President Finance and Administration

Date: February 27, 2006

Exhibit Index

99.1	Press Release dated February 23, 2006